Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      I, Daniel W. Dowe, the Chief Executive Officer and Chief Financial Officer (principal executive officer and principal financial officer), of Novex Systems International, Inc., (the "Company"), pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, certify that:

      (1) In connection with the Quarterly Report of the Company on Form 10-QSB for the six month period ended November 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) and
            Section 15(d) of the Securities and Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company for the period presented therein..

      A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


                                  By: /s/ Daniel W. Dowe
                                     ----------------------------------------
                                      Daniel W. Dowe
                                      Chief Executive Officer and
                                      Chief Financial Officer

                                  Date: February 21, 2005